EXHIBIT 10.43

                     AMENDMENT NO. 2 TO SFC
         AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


            Amendment, dated as of December 27    1996 (this
   "Amendment") to the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994, among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation (the "Master Servicer") and its wholly owned subsidiaries named therein (the "Sellers") (the "Sale Agreement").

                      W I T N E S S E T H :

            WHEREAS, the parties hereto wish to amend the Sale
   Agreement in the manner provided for in this Amendment;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, terms defined in the Sale, Pooling and Servicing
   Agreements shall have their defined meanings when used herein, as the context requires.

            2.   Amendment of the Receivables Sale Agreement.
   Article IX of the Sale Agreement is hereby amended by adding the following phrase to Section 9.14(b)(i) after the phrase "(i) each of":

             "Burns & Ricker, Inc., B&G Foods, Inc., Bloch and
             Guggenheimer, Inc., Roseland Manufacturing, Inc.,"

            3. Termination of Certain Sellers. The Company, pursuant to Section 9.14(b) and Amendment No. 2 to SFC Master Trust Pooling and Servicing Agreements, hereby terminates as of the 1996 Seller Termination Date and simultaneously with the payment of the Purchase Price to the Trustee, all obligations of Burns & Ricker, Inc., a Delaware corporation, B&G Foods, Inc., a Delaware corporation, Roseland Manufacturing, Inc., a Delaware corporation, and Bloch and Guggenheimer, Inc., a Delaware corporation (together, the "1996 Terminated Sellers"), under the Sale Agreement.

            4. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Trustee of:

             (a)  a counterpart hereof, duly executed and
        delivered by each of the Company, the Master Servicer and the 1996 Terminated Sellers; and


             (b) a consent to this Amendment, in the form of Annex A, from Capital Markets Assurance Corporation, as the Enhancement Provider for each of the Term
        Certificates, Series 1994-1, and the VFC Certificates,
        Series 1996-1.

            5.   Continuing Effect of the Sale Agreement.
   Except as expressly amended, modified and supplemented hereby, the provisions of the Sale Agreement are and shall remain in full force and effect.

            6.   GOVERNING LAW.  THIS AMENDMENT SHALL BE
   CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

            7. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                      SPECIALTY FOODS FINANCE CORPORATION


                      By: /s/ Peter L. Sereda
                      Title: Vice President & Treasurer

                      SPECIALTY FOODS CORPORATION, as Master
                      Servicer and on behalf of the 1996
                      Terminated Sellers


                      By:  /s/ Peter L. Sereda
                      Title: Vice President & Treasurer

                      BURNS, RICKER, INC.


                      By: /s/ Peter L. Sereda
                      Title: Vice President & Treasurer



                      B & G FOODS, INC.


                      By:  /s/ Peter L. Sereda
                      Title: Vice President & Treasurer

                      BLOCH & GUGGENHEIMER, INC.


                      By:  /s/ Peter L. Sereda
                      Title: Vice President & Treasurer

                      ROSELAND MANUFACTURING, INC.


                      By:  /s/ Peter L. Sereda
                       Title: Vice President & Treasurer
   Annex A


                        [FORM OF CONSENT]


The Chase Manhattan Bank,
  as Trustee
450 West 33rd Street, 15th Floor
New York, New York 10001
Attention:  Structured Finance Services (ABS)

Dear Sirs:

        We refer to the Amendment, dated as of December ___, 1996 (the "Amendment"), to the Amended and Restated Receivables Sales Agreement, dated as of November 16, 1994 (the "Receivables Sale Agreement") among Specialty Foods Finance corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and each of the subsidiaries of the Master Servicer from time to time party thereto. We hereby certify that we have been given adequate notice pursuant to
Section 10.1 of the Pooling Agreement.

        We hereby consent to the execution and delivery of the Amendment (substantially in the form previously distributed to us) by the Company, the Master Servicer and the Sellers on our behalf.

                  Sincerely,

                  CAPITAL MARKETS ASSURANCE CORPORATION

                  By:
                       Name:
                                           Title:

Dated:  December ____, 1996